Investor Day 2024 2024 IN V E S T O R D A Y May 21, 2024

Investor Day 2024Investor Day 2 Welcome & Opening Remarks JAMES RYAN 2 VP, INVESTOR RELATIONS

Investor Day 2024 SAFE HARBOR STATEMENT Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Curtiss-Wright Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include, among other things, management's estimates of future performance, revenue, earnings, and free cash flow estimates, our management's growth projections, our management’s ability to integrate our acquisitions and execute on our acquisition strategy, and management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations, including the impact of a global pandemic or national epidemic. This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release and this presentation that are posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov. 3

AGENDA

Time	Session
8:30 am	Welcome and Opening Remarks James Ryan VP, Investor Relations
	Company Overview and Strategy Lynn Bamford Chair & Chief Executive Officer
	Operational Excellence: Digitalization Kevin Rayment VP & Chief Operating Officer
	Aerospace & Industrial Jeff Troutner Senior General Manager
	Defense Electronics Brian Perry Senior VP, General Manager
	Naval & Power: Naval Defense David Micha Senior VP, General Manager

Time	Session
10:00 am	Break
10:10 am	Commercial Nuclear Panel Discussion Moderator: Gary Wolski | VP, Sales & Marketing, CW Nuclear Division Panelists: Maria Korsnick | President & CEO, Nuclear Energy Institute (NEI) Dr. Rita Baranwal | SVP AP300 Small Modular Reactor, Westinghouse Greg Cullen | VP Energy Services and Development, Energy Northwest
	Naval & Power: Commercial Nuclear Kurt Mitchell Senior VP, General Manager
	Long-term Financial Outlook K. Christopher Farkas VP & Chief Financial Officer
	Closing Remarks Lynn Bamford Chair & Chief Executive Officer
11:35 am – 12:15 pm	Q&A Session

CURTISS-WRIGHT
Investor Day 2024 4

Investor Day 2024 CURTISS-WRIGHT TODAY 5

Investor Day 2024Investor Day 2 Company Overview & Strategy Lynn Bamford 6 Chair & Chief Executive Officer

Investor Day 2024 Driving strong financial performance including cash generation to enable disciplined capital allocation 4 KEY MESSAGES 7 1 2 3 Building momentum as we execute our Pivot to Growth strategy Advancing key enablers with the right talent, systems, and infrastructure to support organic growth Investing in and delivering advanced technologies in attractive end markets

CURTISS-WRIGHT AT A GLANCE

95 CURTISS-WRIGHT 1929-2024

8,600+ Employees

~$3B Revenue

Leading Provider of Highly Engineered & Mission Critical Technologies in Aerospace & Defense, Commercial Power, Process & Industrial Markets

BROAD & INTEGRATED PORTFOLIO

2024E Sales by End Market[1]

AEROSPACE & DEFENSE

68%

Aerospace, Ground & Naval Defense (~56%)

Commercial Aero (~12%)









COMMERCIAL

32%

Power & Process (~18%)

General Industrial (~15%)





LEVERAGING SYNERGIES AND CROSS-MARKET OPPORTUNITIES THROUGHOUT THE PORTFOLIO

GLOBAL FOOTPRINT

2023 Sales by Geography


76%
N. America
13%
Europe
11%
Asia/Other

100+	45	~2.0K
Countries Served	Major Sites (10 countries)	Engineers

[1] As of May 1, 2024; Amounts shown for % of Total Sales may not add due to rounding

CURTISS-WRIGHT
Investor Day 2024 8

Investor Day 2024 WHY WE WIN | KEY DIFFERENTIATORS 9 Innovation and Collaboration Across the Portfolio Strong Domain Expertise Managing and designing to meet customer needs and reduce risks Long-standing Customer Relationships Deeply embedded in workflows Decades of Knowledge Transfer Since inception in major markets Highly Engaged Culture Dedicated to integrity, excellence, and innovation Global Footprint Engineering, sales, support, and manufacturing Unique Innovative Solutions High IP to enhance safety, reliability, and performance

Investor Day 2024 Jeff Troutner Senior General Manager 2010 TODAY’S PRESENTERS - EXECUTION FOCUSED MANAGEMENT TEAM 10 Experienced Team Well-Positioned to Drive the Next Phase of Growth Lynn Bamford Chair and CEO 2004 Kevin Rayment VP & Chief Operating Officer 2004 Leadership Attributes • Deep industry expertise • Aggressive growth mindset • Financial and operational rigor • Diligent approach to capital deployment Supported by strong and engaged board Kurt Mitchell Senior VP & General Manager 2007 Brian Perry Senior VP & General Manager 2023 David Micha Senior VP & General Manager 2023 K. Christopher Farkas VP & Chief Financial Officer 2009

Investor Day 2024 Target Actual1 5-10% Total Revenue CAGR (3-5% Organic) ✓ Total 7.4% CAGR ✓ Organic 4.7% CAGR Operating Income Growth > Revenue Growth ✓ 9.6% CAGR Top Quartile Margin Performance ✓ 17.4% Op. Margin +110 bps since 2020 ≥ 10% Adj. EPS CAGR ✓ 12.5% CAGR > 110% Free Cash Flow Conversion ✓ 108% Average FCF Conversion STRONG FOUNDATION AND EXECUTION 11 Building Momentum through the Execution of Our Pivot to Growth Strategy 2021 Investor Day Key Messages Delivered on Targets Pivot to Growth, both organic and inorganic; reinvesting into the business to fuel the innovation engine; disciplined and strategic approach to M&A while maintaining top-quartile performance ✓ Deepen and Expand Customer Relationships through world-class execution by supplying innovative, mission-critical technologies and driving one face to the customer ✓ Advance the One Curtiss-Wright Vision through the uniform deployment of the new Operational Growth Platform (OGP) ✓ Simplify Business Model for improved transparency, communication, and portfolio synergies to unlock shareholder value ✓ 1 Full-year 2023 results, and comparisons to 2020, presented on an Adjusted (Non-GAAP) basis, unless noted. Any reference to top quartile performance is relative to Curtiss-Wright’s peer group as reported in our 2024 proxy.

TALENT MANAGEMENT IS A KEY ORGANIC GROWTH ENABLER

CW Way Program	• Operational excellence philosophy consists of core capabilities based on Lean and Six Sigma tools • 160+ hours of online training content
New Business Leader Program	• Individuals take part in comprehensive 18 to 24-month program • 300+ graduates, 78% retention rate
Leadership Essentials	• 3 workshops (financial, strategy, executive presence) • Emerging and mid career leaders
Executive Leadership Readiness	• Robust succession planning program with specific plans to close development gaps; Board oversight
Engineering Leadership Development Program	• Preparing engineers for increasingly more complex roles over 18 months • Focus on building business & financial acumen, project management & innovation, communication & self-awareness, challenging assignments
Technical Fellow Program	• Individuals continue building knowledge in targeted engineering discipline – recognized as an authority internally and across industry • 50+ members; targeted incentive program


A People-First Culture that
• Pursues and embraces growth
• Continuously improves
• Naturally collaborates
• Develops staff personally and professionally
• Continually invests in technical skills and knowledge
• Creates exciting opportunities through customer focus
Dedicated Corporate Team focused on Recruiting
Competitive Incentive Programs rewarding contributions to our growth strategy

Attracting, Retaining, and Developing Talent for Future Growth

CURTISS-WRIGHT
Investor Day 2024 12

Investor Day 2024 BUILDING SYSTEMS AND INFRASTRUCTURE TO ENABLE ORGANIC GROWTH 13 Fueling Competitive Advantage through Innovation, Research and Development Executing the Next Phase of Our Journey as We Modernize Tools and Systems to Drive Profitable Growth • Portfolio management focused on R&D intensity, velocity, and efficiency drives improvement in pipeline; increased ideas in the funnel with more unique opportunities • Data analytics enable strategic shifts of R&D investment to build for tomorrow by feeding high growth lines-of-business • Collaborative Innovation platform captures the brilliance of the enterprise and empowers teammates to make a difference • Systems and Processes ensure strategic alignment, measured incremental investments, analytical rigor, and a celebration of learning regardless of outcome; Rigorous stage gate review process across the corporation Building out our operational growth platform for long term success Innovation and R&D Digital Transformation Manufacturing Operations Systems Implementation

Investor Day 2024 PROACTIVELY CAPTURING KEY SECULAR GROWTH TRENDS 14 Building on Established Critical Leadership Positions Naval shipbuilding to accelerate over the next decade High-tech battlefield advancement driving larger spending within global defense budgets Shift to carbon-free energy & energy independence promotes need for nuclear innovation and safety, and advanced products to enhance plant efficiency and reliability Move to electrification across a broad range of air, land, and sea platforms Portfolio Positioned to Capture Opportunities Near-term (1-3 years) Multiple single source Naval Defense platforms; Ramp up in Columbia submarine production Defense Electronics solutions enabling modernizations of platforms Commercial Nuclear aftermarket solutions enabling plant life extensions Increasing on/off highway large electric platforms and electric automation Medium-term (3-5 years) Increased content on foreign platforms and development of next-gen platforms Cybersecurity solutions enabling a safe and secure connected battlefield Critical solutions addressing large light water reactor needs (AP1000) Leverage ramp in production on key Commercial Aerospace platforms to expand presence (electro-mechanical actuation, sensors on engines) Long-term (5-10+ years) Next-gen defense platforms and international opportunities Digital convergence to support defense applications Continued development of Small Modular Reactors (SMRs) Advanced air mobility

Investor Day 2024 FOCUSED INVESTMENTS TO DRIVE STRONG FINANCIAL PERFORMANCE Flexibility to Invest in Future Capacity Needs • Implementing real-time systems to manage business, increase efficiency, drive productivity, and minimize waste • Investing capital and continuously assessing our preparedness to scale • Pursuing opportunities for naval industrial base funding One Curtiss-Wright Market Approach • Establishing unified customer relationship management (CRM) tool across the corporation • Building an integrated website • Great new talent has joined CW over past couple years • Meaningful investments in business development • Increasing government relations footprint Balancing Investments for Short-, Medium-, and Long-Term Growth • Targeting the fastest growth vectors within our end markets • Accelerating pace of investments • Corporate funding available for innovation • Enhanced corporate oversight • Managing engineering resources to maximize profitable growth ꟷ Customer vs. CW-funded 15 Research & Development Sales & Marketing Systems & Capacity Strategic Fit Supporting Long-Term Profitable Growth • Embedded computing capabilities and adjacent technologies • Major naval safety and propulsion systems • Commercial Nuclear technologies supporting drive for carbon-free energy • Drive to electrification (air, land, and sea) Acquisitions

Investor Day 2024 Maintain Efficient Capital Structure M&A as a Strategic Accelerator to Organic Growth with Strong Pipeline Operational Investments with the Highest Return Ensure Consistent Returns to Shareholders Drive Strong Free Cash Flow Generation MAINTAIN DISCIPLINED CAPITAL ALLOCATION STRATEGY 16 Strategic Filters • Operations and Supply Chain Alignment • Clear Synergies, Leverages CW’s Operational Excellence • Unique, High-Value IP • High Barriers to Entry Capital Allocation Priorities • Market, Customer, Product Alignment • Aligns to Financial Targets Strategic Filters Comprehensive Due Diligence Process to Mitigate Risk and Ensure Long-Term Strategic Fit

Investor Day 2024 INTRODUCING NEW 3-YEAR TARGETS (2024 – 2026) 17 Accelerating the Pace of Core Organic Growth; AP1000 Excluded from Targets and Provides Incremental Upside >5% Organic Revenue CAGR Operating Income Growth > Revenue Growth Top Quartile Margin Performance >10% EPS CAGR >105% FCF Conversion

Investor Day 2024Investor Day 2 Operational Excellence Kevin Rayment 18 Vice President and Chief Operating Officer

Investor Day 2024 OPERATIONAL EXCELLENCE KEY MESSAGES 19 4 1 2 3 Accelerating strategy through the Operational Growth Platform (OGP); building upon strong track record of operational excellence Fueling the next leg of our growth journey by maturing processes with continuous improvement Deploying new tools and systems to optimize manufacturing operations and connectivity through Digital Transformation Enabling high quality, faster information flows to connect and drive business operations, continuity, and growth

Investor Day 2024 SIGNIFICANT ACCOMPLISHMENTS SINCE 2021 INVESTOR DAY 20 Delivered 110 bps of Operating Margin Expansion Since 2020 OUR OPERATIONAL GROWTH PLATFORM (OGP) Codified Operational Growth Platform Deployed standards across all operations to ensure alignment with new strategy Overcame Significant Hurdles in the Supply Chain Improved component availability and turnaround time in Defense Electronics and Aerospace & Industrial Driving Continuous Assessments Leveraging data analytics and creating database of best practices to leverage and improve productivity Implemented Commercial Excellence and Pricing Tools Established contract training and policy Investing in Automation and Digitization; Accelerating AI Implemented new software solutions to fully enable future vision

Investor Day 2024 MODERNIZING TOOLS AND SYSTEMS TO EFFECTIVELY MANAGE OUR BUSINESS AND ACCELERATE OPERATIONAL EXCELLENCE 21 Strat-X Innovation Platform & R&D Management Unified CRM AI-Based Inventory Solution Workday Performance Management System Business Intelligence (PowerBI®) Contract & Pricing Tools

Investor Day 2024 ONE CURTISS-WRIGHT: DIGITAL TRANSFORMATION AND AUTOMATION 22 Increasing Efficiencies in Manufacturing Operations Shop Floor Digitalization • Data Visualization in Manufacturing ꟷ KPI tool showing variety of metrics (e.g. throughput, performance, scrap, backlog) to indicate real-time progress and detect issues ꟷ Goal: show operators all data and identify potential real-time opportunities to increase efficiency and reduce scrap / waste • AI-based software to facilitate more effective inventory and supply chain management ꟷ Effective in timing materials and goods receipt with production builds to avoid unnecessary inventory build-up Robotics & Automation • Focused investments to automate robotics where practical • In-house robotics team evaluating and helping to deploy low-cost robotics across divisions & manufacturing sites ꟷ Projects to date yielding significant reduction in processing time

Investor Day 2024 ENHANCING COMMERCIAL EXCELLENCE THROUGH NEW SOFTWARE, SYSTEMS, AND TOOLS 23 Increases Efficiencies in Business Capture and Commercial Excellence Deploying Unified CRM Tool to Enable More Efficient, Effective Processes • Enhancing sales process and increasing focus on major accounts to win new business • More standardization in sales process to better track information and centralize customer data • Increasing business development alignment • Improving analytics, reporting, and forecasting accuracy • Driving our pipeline up to $10B Risk Management and Value Creation through Contract Management • Harnessing the power of AI to streamline contract oversight • Driving strategic business decisions and optimizations through contract data • Increase in contract process tracking metrics • Implemented training programs to identify unique contract terms and conditions • Effective resource management through automated workflows and assignment of activities Sales Rep Sales Rep Sales Rep Sales Rep Sales Rep Sales Rep Sales Rep Sales Rep Sales Rep Sales Rep Sales Rep Sales Rep Sales Rep Sales Rep Sales Rep Sales Rep Sales Rep Sales Rep

Investor Day 2024 CASE STUDY | ENABLING WORKFORCE MANAGEMENT Background Previously had 21 separate HR systems across the organization 24 Solution: Consolidated HR Systems • Implemented Workday - Reduced from 21 to 1 HR system • Common interface, implemented across global workforce • Comprehensive approach to workforce management and talent development • Develop improved understanding of business unit capacity needs Outcomes ✓ Enhanced workforce planning ✓ Improving employee experience ✓ Greater oversight of productivity ✓ Accelerating speed of information and common data flows What’s Next: Continue to Drive Workforce Development ✓ Developing a complete development tool, creating roadmap for managing Employment Development Life Cycle ✓ Onboarding early career and experienced professionals ✓ Creating role-specific curriculums across the organization to increase capabilities and retention ✓ Identifying early career high potentials earlier and advance their development

Investor Day 2024 CASE STUDY | STRAT-X STRATEGY EXECUTION TOOL Background Implemented in 2023, our internally developed tool is an integral part of driving execution of growth strategies 25 Solution: Strat-X • Online tool aggregates all strategic growth initiatives and related actions, owners, expected results, and dates • Optimizes standard work processes across organization; creates common language, processes, etc. • Improves management insight into plan effectiveness with real-time data Outcomes ✓ Enhances operations by streamlining strategic execution for increased visibility and accountability ✓ Provides unified perspective to leadership on key strategies; standardized and scalable

Investor Day 2024 OPERATIONAL EXCELLENCE KEY TAKEAWAYS Modernizing Tools and Systems to Effectively Manage Our Business and Accelerate Operational Excellence 26 Accelerating strategy through Operational Growth Platform (OGP); building upon strong track record of operational excellence 1 Fueling the next leg of our growth journey by maturing processes with continuous improvement 4 Deploying new tools and systems to optimize manufacturing operations and connectivity through Digital Transformation 2 3 Enabling high quality, faster information flows to connect and drive business operations, continuity, and growth Strat-X Innovation Platform & R&D Management Unified CRM AI-Based Inventory Solution Workday Performance Management System Business Intelligence (PowerBI®) Contract & Pricing Tools

Investor Day 2024Investor Day 2 Aerospace & Industrial Jeff Troutner 27 Senior General Manager

Investor Day 2024 4 2 3 AEROSPACE & INDUSTRIAL KEY MESSAGES 28 Legacy provider of critical solutions to the commercial aerospace and industrial markets at the forefront of efficiency, performance and safety Advancing innovations on key technologies that align to current & next- generation platforms, while leveraging cross-market synergies Secular trends of electrification and decarbonization along with tremendous customer backlog driving long-term ramp in commercial aerospace production 1 Capitalizing on tremendous aerospace platform acceleration with proven ability to navigate through aerospace and industrial cycles

Investor Day 2024 AEROSPACE & INDUSTRIAL: BROAD MARKET APPLICABILITY DRIVING EFFICIENCY, PERFORMANCE AND SAFETY 29 50% COMMERCIAL AEROSPACE & DEFENSE 50% Diverse Customer Base (Select Examples)Broad Portfolio of Critical Solutions • Electromechanical Actuation • Aerospace Sensors and Valves • Power Electronics and Controls • Surface Treatment Services Significant Accomplishments Since 2021 Investor Day • Electromechanical actuation wins on Airbus A350F and UpNext, and Leidos Dynetics Enduring Shield programs • Newly developed power management electronics win with leading truck OEM • Aerospace industry partnership in Hydrogen propulsion technologies (FETCH project) • Expansion of laser peening services to commercial engines and F-35 bulkheads

Investor Day 2024 UNIQUELY POSITIONED TO WIN IN AEROSPACE & INDUSTRIAL 30 Key Differentiators and Proven Industry Expertise Deepen Our Ability to Win Broad portfolio of differentiated technologies in must-not-fail applications Industry-leading power management electronics for on/off-highway Leading provider of ruggedized extreme temperature and high accuracy aerospace components that survive the harshest environments Integrated systems utilizing in-house actuator, sensor, motor, controller, and surface treatment technologies enabling first-of-a-kind applications Proprietary surface treatment solutions enabling “stronger & lighter” components deployed through a strong global footprint Historic Pedigree in developing critical solutions within Commercial Aerospace

COMMERCIAL AEROSPACE MARKET FOCUS: SUPPORTING THE INDUSTRY SINCE ITS INCEPTION


by Platform
60%
Narrowbody
40%
Widebody


by Aircraft OEM
45%
Boeing
30%
Airbus
25%
BizJet, RegJet, Other


by End Market
90%
OEM
10%
Aftermarket

Flight Controls



- Electromechanical actuation systems for primary & secondary flight controls
- Safety certified controls
- Flight surface position sensors
- Flight control actuator position sensing and control valves
- Wing-tip brakes

Nacelles



- Thrust reverser position sensing and control valves
- Anti-ice system piloting and control valves
- Panel/Cowling locks and sensors

Engines



- Fuel metering unit position sensing and actuation
- Variable geometry position sensing
- Pneumatic system piloting and control valves
- Thermal Spray Coatings
- Laser and shot peening

Cargo Doors & Utilities



- Cargo & payload bay door actuation systems
- Inlet door/scoop actuation
- Cabin pressure outlet valve actuators
- Thermal Spray in APUs and Cabin Air systems

Airframe & Structural



- Coating on fasteners
- Shot Peening and Corrective Peening of structural components
- Peen Forming wing skins
- Shot peening and Corrective Peening of ribs and spars
- Thermal Spray on flap & slat tracks

Landing Gear, Wheels & Brakes



- Wheel speed sensors
- Nose wheel steering sensors
- Electromechanical braking actuators
- Shot Peening and Non-Destructive Testing
- Chrome replacement Thermal Spray tungsten carbide coatings

Broad Content on Every Major Commercial Aircraft Platform

CURTISS-WRIGHT

Note: Percentages shown above reflect fiscal year 2023 commercial aerospace revenues

Investor Day 2024 31

Investor Day 2024 WELL-POSITIONED TO CAPTURE COMPELLING TRENDS IN COMMERCIAL AEROSPACE Broad Secular Themes • Rising global demand in leisure and business travel driving long-term growth across markets • Long tailwind of airplane production backlog with planned production rate increases • Highly-publicized reliability and quality concerns across the industry is generating value for well-performing suppliers • Electrification of aircraft reducing complexity while improving reliability and efficiency • Implementation of green initiatives driving fleet renewals, increased demand for lighter weight components and new platform development • Emergence of electric and alternative propulsion driving innovation and technology 32 Population Travel Quality Differentiation Decarbonization & Electrification

Investor Day 2024 COMMERCIAL AEROSPACE FLEET RENEWAL DRIVING LONG-TERM GROWTH OPPORTUNITY Key OEM Platforms Backlog1 33 Well-Positioned to Capture Significant Commercial Aerospace Market Opportunity Record Level of Industry Backlog, with 8% - 9% Growth since 2020 Narrowbody >12,500 units in Backlog Widebody >2,200 units in Backlog Regional >380 units in Backlog Business Jet >1,500 units in Backlog 1Source: OEM published data with backlog growth from 2020 to current day ~23,000 Industry Fleet Expected to Increase ~2x through 2042 75% Of 2020 Fleet Expected to Retire ~41,000 New Deliveries over next 20 years 2020 Fleet Estimated 2042 Fleet ~6,000 ~32,800 ~8,200 Remain Narrowbody Widebody ~47,000

Investor Day 2024 STRATEGIC LONG-TERM GROWTH INITIATIVES 34 Developing Leading Solutions in Electrification Across our Markets • Replace hydraulic and legacy technology actuation systems with EM Actuation • Collaboration across multiple CW entities driving integrated system solutions • Establish differentiated power management electronics that lead the developing electrification of industrial vehicles Innovating Designs and Processes that Enable Carbon Reduction • Enhance sensor, valve, and coatings technology to enable greater engine efficiency • Surface treatments that extend life and reduce weight on structural and dynamically loaded components • Ongoing partnerships with customers and industry to develop alternative propulsion Growing Core and Expanding Content on Current & Next-Gen Platforms • Targeted investments on current platform upgrades and development programs • Upgrade of legacy sensor applications to solid state electronics • Leveraging key supplier relationships to displace underperforming suppliers Leveraging Investments in Critical Technologies and Cross-Market Synergies to Grow the Portfolio

UNIQUE IP ENABLES CARBON REDUCTION GOALS

Extreme Temperature Capabilities

- New engine platforms and current upgrade programs requiring extreme temperature and accuracy capabilities to meet green initiatives
- Sensors and solenoids designed to operate closer to engine core enabling higher efficiency and lower emissions
- Engine thermodynamics require advanced thermal barrier coatings to meet efficiency and life targets

Unique Technology Driving Leadership Positions on Engine Platforms

- Content on all major current engine platforms and upgrade programs
- Active pipeline with secure positions on top engine OEM demonstrator programs, including Pratt & Whitney and Rolls-Royce
- Industry partnership on Future Engine Technology for the Control of Hydrogen (FETCH) project

HIGH TEMPERATURE ENGINE SOLUTIONS





HIGH TEMP AND ACCURACY SENSORS





Uniquely Positioned to Provide Customers with Innovative Technology for Current and Next-Gen Platforms

CURTISS-WRIGHT
Investor Day 2024 35

Investor Day 2024 ELECTRIFICATION TECHNOLOGY EXPANDING IN COMMERCIAL AEROSPACE AND CROSSING OVER INTO DEFENSE MARKETS Leveraging Technology to Win in Defense Markets • Electromechanical actuation expanding into ground defense applications • Delivering on development contract on Leidos Dynetics Enduring Shield program • Securing design wins on classified DoD programs, with active and maturing opportunity pipeline Leading Electromechanical Actuation Technology in Commercial Aerospace 36 Product and Technology Synergies across Portfolio Enable Unique, Cross-market Opportunities • Vertically integrated and specialist provider of electromechanical solutions • Won first certified rotary electromechanical distributed flap system in commercial aerospace • First crewed flight with fully EM-actuated flight controls on Eviation Alice all-electric aircraft • One CW approach enabled key content on Airbus wing demonstrator and A350F • Industry-first folding wingtip solution that operates in-flight for load alleviation; combines technologies from across the CW portfolio • Flight test hardware qualified and delivered to Airbus • Flight testing scheduled for 2025 to feed into design concepts for future platforms Tier One System Supply One CW Approach Driving Success

LEADING-EDGE POWER ELECTRONICS ENABLING INDUSTRIAL VEHICLE ELECTRIFICATION

New Product Introductions and Ongoing Innovation Accelerating Growth within Industrial markets

- **Supports green and electrification initiatives**
  - Electric and Hybrid Traction Inverters and Power Distribution Modules
- **Traction Inverters offer superior benefits to major global competitors**
  - Higher torque, superior speed control and higher efficiency
- **Safety**
  - Specialized power distribution electronics, designed specifically for high-power DC charging systems, offer customers safe charging operation for multiple vehicle platforms
- **Strategic wins to expand customer base**
  - CW Traction Inverter selected by U.S. automotive manufacturer to supply an innovative electric chassis
  - European leading axle manufacturer selected CW as inverter partner for their E-Mobility System
  - ENCA Systems selected CW Traction Inverter technology for their EV powertrains

POWER DISTRIBUTION MODULE EXPANSION






ELECTRIC

840 KW TRACTION INVERTER DEVELOPMENT






JUNCTION BOX
TRACTION INVERTER
MOTOR
BATTERIES
CHARGER
HEV/EV CONTROLLER

Leading Power Distribution Electronics and Hybrid Traction Inverters Position CW to Outgrow the Market

CURTISS-WRIGHT
Investor Day 2024 37

Investor Day 2024 AEROSPACE & INDUSTRIAL KEY TAKEAWAYS 38 4 1 2 3 Enduring critical solution provider to commercial aerospace and industrial markets at the forefront of efficiency, performance and safety Advancing innovations on key technologies that align to current & next- generation platforms, while leveraging cross-market synergies Secular trends of electrification and decarbonization along with tremendous customer backlog driving long-term ramp in commercial aerospace production Capitalizing on tremendous aerospace platform acceleration with proven ability to navigate through aerospace and industrial cycles

Investor Day 2024Investor Day 2 Defense Electronics Brian Perry 39 Senior VP, General Manager

Investor Day 2024 Well-positioned to capture increases in global defense spending with ability to win in any budget environment DEFENSE ELECTRONICS KEY MESSAGES 40 Global security concerns driving increased U.S. and allied funding to support modernization and next-generation requirements Targeting innovation and investments that align to current and future mission needs while addressing growing demand for platform sustainment 4 1 2 3 Trusted, proven leader in integrating open industry standards into ruggedized, reliable and secure computing and communications solutions

DEFENSE ELECTRONICS: POISED TO BENEFIT FROM GROWTH IN MODULAR OPEN SYSTEMS APPROACH (MOSA)

AEROSPACE & DEFENSE
100%







81%
By Geography
19%
U.S.
International


38%
By End Market
37%
7%
18%
Aero Defense
Ground Defense
Naval Defense
Comm Aero

Extensive Portfolio of Mission Critical Solutions

- Secure Tactical Communications
- Embedded Computing
- Flight Test & Monitoring
- Mission & Sensor Systems
- Avionics
- High Power Electronic Controls
- Tactical Data Links
- Voice, Video and Data Storage & Recorders
- Enclosures & Consoles

Significant Accomplishments Since 2021 Investor Day

- MOSA leadership recognized with design wins on major U.S. air and naval modernizations
- Acclaimed state-of-the-art SOSA-aligned Fabric100™ product-line introduction
- Honeywell, Curtiss-Wright receive certification for 25-hour cockpit voice and flight data recorders
- Significant aerospace instrumentation equipment awards (F-35 Technology Refresh 3, Edwards Air Force Base)
- Quickly adapted to supply chain disruption
- Record-breaking order book

Trusted on 400+ platforms and 3,000+ programs worldwide



Note: Percentages represent 2023 Defense Electronics revenues by market

CURTISS-WRIGHT
Investor Day 2024 41

PLATFORM AGNOSTIC WITH TREMENDOUS BREADTH OF CONTENT AND SOLUTIONS



- Network Links
- Video Management System
- Flight Test & System Monitoring
- Radar Processing
- Avionics Processing
- Secure Network Storage
- C5ISR Systems
- Tactical Data Link Processing
- Mission Computers

Defense Fixed-Wing



- Secure Network Storage
- Flight Test & System Monitoring
- Secure Network IP Router
- Tactical Data Link Software
- Multi-Platform Mission Computer
- Air Data Computer
- Flight Recorder
- Degraded Visual Environment (DVE) System

Rotorcraft



- Graphics and Video Display
- Avionics Display
- Network Attached Storage
- Secure IP Network Router
- Flight Test Instrumentation
- System Monitoring
- Radar Processing
- Flight Recorder
- DO-254 Processing System

Commercial Fixed-Wing



- Secure Network Storage
- Rugged Switch/Router System
- Mission Computer
- Crash Recorder
- Tactical Data Link Processing
- Advanced Mission Management
- Sensor Payload Management
- Flight Control
- Flight Test & System Monitoring
- C5ISR Systems

UAV



- Motion Control and Stabilization
- Rugged Ethernet Switch
- Modular Mission Computer
- Mission Display with TDL Software
- Hand Controllers
- Secure Network Storage

Land Vehicles



- Data Management
- Mission Video
- Data Acquisition
- Pre-Launch Interface
- Mission Data Recording
- Mission Computing
- Experiment Systems Monitoring
- Mission Data Handling & Actuator Control
- Development Flight Instrumentation
- Operational Flight Instrumentation

Space



- Video Management
- Secure Network Storage
- Network Switch/Router System
- Rugged Enclosures & Consoles

Ship



- Video Management
- Secure Network Storage
- Network Switch/Router System
- High Performance Embedded Computing Systems
- Rugged Enclosures & Consoles
- Mission Computer
- Radar Processing
- Tactical Data Link Processing

Submarine



- Data Acquisition Units
- Secure processing
- Flight Test Instrumentation
- RF telemetry

Hypersonics

CURTISS-WRIGHT

Investor Day 2024

Investor Day 2024 ENABLING THE CONNECTED BATTLEFIELD 43 Secure Tactical Communications • Tactical data link gateways for secure military command and control (air-to-air and air-to-ground) • Secure Wireless Command Post for Classified Communications over Wi-Fi and LTE • Cyber-secured software for Unified Network Communications Management (DISA APL accredited) Sensor and Mission Computing • Rugged MOSA-based plug-and-play hardware to modernize networked-vehicle capabilities • Next-generation embedded computing featuring 100Gb/s connectivity to deliver faster time to actionable information Secure Storage and Recorders • Rugged storage modules and crash protected flight data recorders for securing critical data Curtiss-Wright is a leader in hardware-enabled, software-defined solutions at the forefront of military digital convergence

Investor Day 2024 PACSTAR ACQUISITION EXPANDED OFFERING TO CAPTURE ONE OF DOD’S TOP PRIORITIES: SENSORS TO EFFECTORS 44 Strategic Highlights • Enables enhanced warfighter situational awareness at the tactical edge • Ability to quickly train and deploy in rapidly changing environments • Provides secured communications access up to Top Secret Outcomes and Accomplishments • Advanced tactical communications solutions deployed across thousands of systems • IQ-Core® Software used for network monitoring and management with the U.S. Army PEO C3T • Best-of-breed solutions expanding across services; new USAF contract in FY’24 • Expansion of foreign military sales; assisting in the Ukraine conflict Background • Acquired in 2020, PacStar products include advanced tactical communications solutions for mission-critical applications and unified network communications management software

Investor Day 2024 UNIQUELY POSITIONED TO WIN IN DEFENSE ELECTRONICS Proven Ability to Drive Accelerated Growth Across Our Markets Broadest Leading-Edge Portfolio in Industry enabling acceleration of new capabilities while simplifying modernization and sustainment Strong Domain Expertise with 30+ years experience in the field Established IP enables expansion into adjacent emerging markets, such as space and hypersonics Longevity of Supply – 20+ years product life support for platform extensions and modernization Trusted and Proven Provider of Modular Open Systems Approaches (MOSA) supporting current and next-generation platforms 45

Investor Day 2024 $50BGlobal Tier 2 Electronics GLOBAL $2T 1 2 GLOBAL SECURITY CONCERNS DRIVING INCREASED DEMAND FOR DEFENSE ELECTRONICS Global Security Environment • U.S. National Defense Strategy focused on near peer threats • Shift driving new priorities and requirements to stay ahead of the threat DoD Priorities • Investments in next-gen aircraft, surveillance, and all-domain tactical communications • Fully operationalized Command and Control capabilities linking sensors and effectors Strengthening the Resiliency of the Defense Industrial Base • Flight to quality suppliers who are trusted partners for investment, innovation, capability, and capacity • MOSA adoption by Primes and DoD increases outsourcing opportunities Modernization and Digital Convergence • Mission autonomy driving need for more efficient and adaptable capabilities • Anticipation of future operations will be conducted in degraded and contested environments • Significant system upgrades underway to maintain and extend platform readiness and service life Contemporary Commercial Technology • Access to high-tech commercial investment and innovation that can be tailored specifically for defense 46 Well-Positioned to Capture Significant Market Opportunity 1Defense One, April 2024 2RSAdvisors research and analysis, May 2024

ACCLERATING GROWTH THROUGH STRATEGICALLY FOCUSED INVESTMENTS

Consistent Innovation and Investment to drive Long-Term Growth

- Open standards leadership in Modular Open Systems Architecture (SOSA, CMOSS)
- Broad product roadmaps leveraging state-of-the-art commercial technology (e.g., NVIDIA, Cisco, Dell, Intel)
- Ecosystem of Fabric100™ advanced networking connectivity
- Building blocks for integrated systems solutions with multiple advanced cooling technologies

Leverage Legacy Positions to Increase Opportunities on Existing and New Platforms

- Expand operational excellence through continued investment in capability, capacity, and responsiveness
- Operationalize total lifecycle management and logistics to provide technical insertions and life extensions of enduring fleets
- Promote channel and international footprint to drive growth in foreign military sales

Expanding into Fastest Growing Markets and Adjacencies

- Safety-Critical flight applications
- Assured Positioning, Navigation and Timing (APNT) for GPS-denied environments
- Operationally Deployed Instrumentation leveraging FTI leadership and experience
- Hypersonic Defense Systems
- Unmanned Underwater Vehicles
- Space domain



Building on Strong Base while Targeting Acquisitions with Unique Capabilities

CURTISS-WRIGHT Investor Day 2024 47

Investor Day 2024 CASE STUDY | ORGANIC INVESTMENT IN INNOVATION DRIVES GROWTH IN CORE MARKETS Background • Curtiss-Wright was selected by Northrop Grumman to supply a sensor mission unit and mission computer for the U.S. Navy Triton Unmanned Aircraft Systems (UAS) program • Program success led U.S. Navy to select Curtiss-Wright mission computer for an additional UAS program, and sensor mission unit for an autonomous helicopter 48 Our Unique Solution • Broad suite of products that solved unique and evolving sensor management challenges • Leveraged technology roadmap in support of migration to advanced secure processing • Proactive tech refresh and lifecycle management services have enabled extensions for more than 20 years Outcomes and Accomplishments • Since inception of program, CW’s solution has been consistently provided across the lifetime of the program, including more than 120 additional systems to U.S. Navy and allies • Based upon program success, selected by leading defense contractor to co-develop the next-generation tech insertion of the sensor mission management system • Successful domestic and international fielding with exceptional readiness

Investor Day 2024 CURTISS-WRIGHT IS A COMPREHENSIVE PROVIDER OF END-TO-END TOTAL LIFECYCLE MANAGEMENT (TLCM) SERVICES Since 2009, CW has delivered a suite of products to support a radar system on the U.S. Navy’s MH-60 Seahawk helicopter 49 Decades of Experience in Managing the Entire Lifecycle of Programs Our Unique Solution: World-class life-cycle management program • Provided full ecosystem of products to support processing requirements • Access to lifecycle management specialists • Disciplined Configuration Control • Real-time Diminished Manufacturing Sources (DMS) Reporting • Last time buy priority • Test infrastructure and product support expertise • On-site component storage Outcomes and Accomplishments • System remained mission ready through obsolescence of over 50 OEM parts • Direct support for OEM Spares to U.S. Navy MH-60 Fleet • Exceptional program execution has resulted in award for next-generation design in 2024 TOTAL LIFECYCLE MANAGEMENT STANDARD Active Production (7+ years) Early Access Units LTB (1+ year) EOL (1+ year) Obsolete Status First Production Delivery LTB Notice Last Build and Repair w/o TLCM

Investor Day 2024 CASE STUDY | PROGRAM EXPANSION FROM TEST & EVALUATION TO DEPLOYED PLATFORMS Background • Leveraging our expertise and leadership in Flight Test Instrumentation, Curtiss-Wright developed the Quick Reaction Instrumentation Package (QRIP) 50 Our Unique Solution • QRIP is an all-in-one instrumentation package for flight test applications • Acquires the platform’s mission and sensor bus data for on-board recording and provides critical data for real-time RF telemetry links • Designed originally for Operational Test & Evaluation, the QRIP serves multiple emerging needs for data collection at a fraction of the cost and weight of the old system Outcomes and Accomplishments • Leverages 5-year $287M IDIQ Contract with USAF • Highly configurable nature of the solution allows for easy migration to deployed platforms, including variants developed for the F-35, F-22, and others • QRIP is integral to USAF’s Crowd Sourced Flight Data (CSFD) acquisition strategy for Operationally Deployed Infrastructure (ODI) “QRIP is the end result of the gains of technology that we’re able to use to get everything smaller, more compact, and have a bigger impact” - Lt. Col. Nathan “Shiek” Malafa, 59th Test and Evaluation Squadron Commander

Investor Day 2024 DEFENSE ELECTRONICS KEY TAKEAWAYS 51 4 1 2 3 Trusted, proven leader in integrating open industry standards into ruggedized, reliable and secure computing and communications solutions Well-positioned to capture increases in global defense spending with ability to win in any budget environment Global security concerns driving increased U.S. and allied funding to support modernization and next-generation requirements Targeting innovation and investments that align to current and future mission needs while addressing growing demand for platform sustainment

Investor Day 2024Investor Day 2 Naval & Power: Naval Defense David Micha 52 Senior VP, General Manager

Investor Day 2024 NAVAL DEFENSE KEY MESSAGES 53 4 1 2 3 Well-positioned to deliver decades of long-term sustainable growth aligned with U.S. and allied naval force structures Expanding content & advancing key technologies on current & future platforms while capturing growing demand in aftermarket Mission critical partner to U.S. & international navies for highly engineered solutions on surface & submarine platforms Rising geopolitical tensions driving increased funding toward U.S. and allied naval shipbuilding

Investor Day 2024 NAVAL & POWER, NAVAL DEFENSE MARKET FOCUS: SUPPORTING THE NUCLEAR NAVY SINCE ITS INCEPTION 54 20% 80% by End Market OEM Aftermarket Unique Set of Solutions Navy Nuclear Propulsion & Power Systems • Main Coolant & Propulsion Plant & Ship Service Pumps • Secondary Propulsion Systems • Steam Turbines & Generators • Critical & Complex Flow Control Systems & Valves Aircraft Handling & Arresting Systems • Helicopter Securing & Traversing Systems • Aircraft Arresting Systems for Land & Shipboard Applications Other Critical Application Electro-Mechanical Equipment • Subsea Pump Systems for Oil & Gas Industry Illustrative Customers Significant Accomplishments Since 2021 Investor Day • Transitioning from development to production on Columbia class submarine • Continuing to receive funding to develop various solutions for next-generation fast- attack submarine – SSN(X) • Expanded global aircraft arresting system capabilities & footprint with ESCO acquisition • Secured critical subsea oil & gas production pumping system contract with Petrobras 50% AEROSPACE & DEFENSE (Of N&P Segment) 50% COMMERCIAL (Of N&P Segment)

Investor Day 2024 UNIQUELY POSITIONED TO WIN 55 Leading Provider of Highly Engineered Mission-Critical Solutions with expertise developed over decades since inception of U.S. nuclear naval fleet Deep Customer Relationships with U.S. and International Allies supports investment and visibility into long-term shipbuilding plans Numerous Sole Source Positions on the U.S. Navy’s most critical and highest priority programs Strong IP Content, Advanced Manufacturing Capabilities and State- of-the-Art Test Facilities secures longevity of supply on key platforms Curtiss-Wright Recognized by the U.S. Navy as a “National Asset” on Nuclear Propulsion Platforms Strategically-located Service Centers supporting fleet operations and extending visibility into customer needs

Investor Day 2024 NAVAL PLATFORMS ARE KEY TO MAINTAINING ASYMMETRICAL ADVANTAGE OVER NEAR-PEER ADVERSARIES • Naval Power Projection is a Centerpiece of DoD Strategy - Great Power Competition and Indo-Pacific tensions elevating demand for naval shipbuilding - China’s Navy is outbuilding U.S. by more than 10x - Columbia class submarine is U.S. Navy’s #1 priority program • U.S. Naval Industrial Base will require $15B+ investment over next 5 years to support desired shipbuilding capacity • Shipyards outsourcing work to supply base to meet shipbuilding schedules • Aftermarket growth remains critical to support continued fleet readiness • Partnering with allies remains a key tenet of U.S. naval strategy - Strengthening naval capabilities across Australia, U.K., Canada, India, Taiwan, and Japan - U.S. shipbuilding to support AUKUS program with 3-5 Virginia-class submarines 56 Well-positioned to Support Increased Demand for U.S. Naval Shipbuilding

WELL-POSITIONED ON HIGHEST PRIORITY U.S. NAVAL PLATFORMS

	Ford Aircraft Carrier	Nimitz Aircraft Carrier RCOH	Virginia Submarine	Columbia Submarine
				
30-Yr Authorization Total Ship Projection (FY'25 – FY'53)[1]	6-7	3 (through FY'35 / CVN-77)	17+ (excluding potential upside from AUKUS and FY'35 transition to SSN(X))	12 (includes 1st ship in production)
Run-Rate Production	~1 every 5 years	~1 every 6 years	2+ per year	1 per year (beginning with 2nd ship, FY'26 thru FY'35)
Shipset Content	$450M	$45M	$75M	$140M

Continue to Partner in U.S. Navy's Success while Expanding Critical Technologies & Content

CURTISS-WRIGHT

[1]Source: Official U.S. Navy 30-Year Shipbuilding Plan (aligned with the FY23 Battle Force Ship Assessment & Requirement Study) as submitted with FY25 Presidential Budget Request

Investor Day 2024 57

Investor Day 2024 STRATEGICALLY FOCUSED GROWTH INITIATIVES 58 Grow the Aftermarket • Maturing platforms beginning to drive initial & elevated spares provisioning • Expand shipyard service center offering to capture additional complex MR&O • Continue to support and explore additional opportunities related to RCOH (CVN-75 planned in FY’25) • Additive manufacturing to enhance efficiency and response time Increase Content on Next-Gen Platforms • Actively engaged and under contract for next generation platforms; Securing critical footprint • Expanding classified manufacturing & test capabilities to support future mission needs • Developing technologies to keep pace with evolving mission needs • Advanced engagement on SSN-AUKUS Grow Strong Core & Expand Internationally • Expand content on key platforms via portfolio expansion & critical IP development • Extending global reach to pursue growth in Surface opportunities, including: - Aircraft arresting systems - Helicopter & cable handling systems • Targeting M&A opportunities to provide more comprehensive solutions Leveraging Our Strong and Expanding Naval Defense Presence to Execute Organic Growth Initiatives

SIGNIFICANT OPPORTUNITY TO EXPAND CONTENT ON NEXT-GENERATION PLATFORMS

	Virginia Submarine	SSN(X) Fast Attack Submarine
		
Production Timeline	**Expect Steady Production through 2035**	**First Ship Construction Authorization mid-2030s**
Construction Pace	**~2 / Year Procurement**	**Future State: 2 / Year Procurement**
CW Content / Submarine	**$75M per Ship** (Generators, Pumps, Valves, Actuators, Blowers, Electronics)	**2X – 3X Potential** Building out current capabilities

Current Development Efforts are Shaping the Future

CURTISS-WRIGHT
Investor Day 2024 59

Investor Day 2024 Curtiss-Wright’s legacy expertise in pump technology led to development of reactor coolant pump for Westinghouse AP1000 commercial nuclear reactor in 2006 Today, R&D Investments Driving New Opportunities in Subsea Market • Nearly $100M in Funded Development received to-date • Production Opportunities: $250M+ by 2030; $500M+ middle of next decade • Leveraging customer and application intimate model and growing reliance on subject matter expertise to create unique engineered-to-order products Leading Technology Resulting in Subsea Contracts • Contracts previously awarded by Shell and Saipem • Received $24M contract from Petrobras to design, manufacture, test and provide operational support for system to be deployed offshore Brazil • First CW subsea pumping system will be delivered and ready for deployment and operation in the Gulf of Mexico in 2024 LEVERAGING PROVEN NAVAL DEFENSE TECHNOLOGY TO CROSSOVER INTO ADJACENT MARKETS 60 Transitioning Canned Motor Pump Technology into New Markets CW provides process-fluid lubricated, canned motor pump systems for deployment subsea to facilitate the recovery of hydrocarbons from offshore reservoirs

Investor Day 2024 NAVAL DEFENSE KEY TAKEAWAYS 61 4 1 2 3 Well-positioned to deliver decades of long-term sustainable growth aligned with U.S. and allied naval force structures Expanding content & advancing key technologies on current & future platforms while capturing growing demand in aftermarket Mission critical partner to U.S. & international navies for highly engineered solutions on surface & submarine platforms Rising geopolitical tensions driving increased funding toward U.S. and allied naval shipbuilding

Investor Day 2024Investor Day 2 Break 62

Investor Day 2024Investor Day 2 Commercial Nuclear Panel Discussion 63

COMMERCIAL NUCLEAR PANEL DISCUSSION

Moderator

Panelists



Gary Wolski
VP, Sales & Marketing,
CW Nuclear Division



Maria Korsnick
President & CEO, Nuclear
Energy Institute (NEI)



Dr. Rita Baranwal
SVP AP300 Small Modular
Reactor, Westinghouse



Greg Cullen
VP Energy Services and
Development, Energy Northwest

CURTISS-WRIGHT
Investor Day 2024 64

Investor Day 2024Investor Day 2 Naval & Power: Commercial Nuclear Kurt Mitchell 65 Senior VP, General Manager

Investor Day 2024 COMMERCIAL NUCLEAR KEY MESSAGES 66 Clear path to capture tremendous future growth opportunity within Commercial Nuclear Power business 4 Recognized leading provider of highly engineered critical solutions for the most challenging customer needs 1 Strong global support for energy independence and carbon reduction driving strategic shift in focus to nuclear 2 Growing our core and extending globally to address current and future market needs through partnership and innovation 3

NAVAL & POWER, COMMERCIAL NUCLEAR MARKET FOCUS: SUPPORTING THE INDUSTRY SINCE INCEPTION

AEROSPACE & DEFENSE
50%
(Of N&P Segment)





COMMERCIAL
50%
(Of N&P Segment)

Significant Accomplishments Since 2021 Investor Day

- Partnering with Westinghouse to provide RCP technology in future AP1000 power plants
- X-energy and TerraPower advanced reactor design wins
- Secured first contract for digital upgrade of analog safety system
- Acquired WSC Inc.


North America
80%
Revenue by Geography
20%
Rest of World


Equipment
66%
Revenue by Solution
21%
Services
13%
Plant Management

Extensive Portfolio of Critical Solutions

Equipment

- Reactor Coolant Pumps (RCPs)
- Control Rods and Drives
- Valves and Actuators
- HVAC Equipment
- Snubbers
- Electrical Penetrations
- Specialty Cable Assemblies
- Uninterrupted Power Supplies
- Motor Control Centers
- Electrical Panels
- Personnel Airlocks
- Equipment Hatches
- Fuel Transfer Gates
- Neutron Absorbers
- Turbines
- Analog Replacement Modules
- Power Supplies

Plant Management

- Simulation Systems and Services
- Digital Control Systems
- Analog Control Systems
- Process Computer Systems
- Condition Monitoring Systems
- Work Management Systems
- Information Systems
- RAPID Part Locator

Services

- Equipment Qualification
- Commercial Grade Dedication
- Equipment Repair
- Reverse Engineering
- Custom Manufacturing
- Advanced NDE
- CRD Services
- Spent Fuel Pool Services
- Steam Generator Services
- Fluid Sealing Services
- Regulatory Support
- Remote Plant Monitoring

Supporting the legacy and expanding global nuclear market



CURTISS-WRIGHT
Investor Day 2024 67

Investor Day 2024 UNIQUELY POSITIONED TO WIN IN COMMERCIAL NUCLEAR Long-standing Aftermarket and New Build Presence Go-to partner for 60 years enhancing power plant efficiency and reliability Industry Certifications and Best-in-Class Expertise Solving our customers most difficult problems with strong barriers to entry One of the Largest Product Portfolios Supporting our customers across a wide spectrum of their needs Deep Customer Relationships More than a supplier…a trusted partner to our customers and the industry Strong Management and Technical Teams Decades in service to the nuclear power industry Nuclear Safety and Quality Culture Everything we do…we do with safety and quality in mind 68 Key Differentiators and Industry Expertise Deepen Our Ability to Win

NUCLEAR POWER IS UNDERGOING A MAJOR STRATEGIC SHIFT

Broad Secular Themes

Carbon Reduction	Energy Independence	Job Creation

Supporting Legislation

- Advanced Reactor Development Program; **$2.5B** funding for two projects (X-energy, TerraPower)
- Infrastructure Bill Civil Nuclear Credit Program; **$6B** to preserve existing reactor fleet
- Inflation Reduction Act (IRA) Investment tax credits; **30%-50%** cost coverage
- IRA Production tax credits; **$15/MWh** and **$30/MWh**
- Domestic LEU/HALEU production; **$2.7B** appropriated
- ADVANCE Act; NRC Modernization

Industry Accelerators

- NEI members to extend life of existing fleet to 80 years and add **~100GW by 2050** (>300 SMRs)
- Growth in data centers and AI driving significant interest in SMRs
- Industrial and process interest in nuclear to achieve carbon reduction (Dow Inc. Seadrift Operations)

3x GLOBAL NUCLEAR POWER BY 2050[1]

NEI Member Survey[2]
Nuclear Generation Capacity (GW)



200 GW
100 GW
~2x Increase
Advanced Nuclear (100+ GW)
Current
Current
TODAY
2050s

Significant Opportunity for Growth in Global Nuclear Power

CURTISS-WRIGHT

[1]Dec'23: COP28 Countries Launch Declaration to Triple Nuclear Energy Capacity by 2050, Recognizing the Key Role of Nuclear Energy in Reaching Net Zero
[2]Jul'22: Nuclear Energy Institute study "Energy Studies and Models Show Advanced Nuclear as the Backbone of Our Carbon-Free Future"; Updated Apr'23.

Investor Day 2024 69

Investor Day 2024 Deeply embedded partnerships and technologies supporting operating plants world-wide (select examples) LIFE EXTENSIONS AND PLANT MODERNIZATION DRIVE THE AFTERMARKET CW Positioning Key Market Highlights 70 Sustainable Accelerated Growth over the Next 20+ Years opportunity for our products driven by U.S. modernization2 Reactivity Control Equipment Flow Control Equipment Plant Information Systems Outage Services and Equipment Environmental Qualification, CGD1 and Parts $7B • To achieve carbon reduction goals, existing plants must operate into the 2050s and beyond • Operating plants are investing in life extensions, power uprates, and modernization • Plants are evolving into Clean Energy Centers generating “Power to X” (Hydrogen, Data Centers) • Capabilities ideally positioned to support our customer’s needs – enabling durable, predictable revenue streams – Replace critical equipment that has reached end of life, enable digital transformation, resolve obsolescence, and improve reliability and efficiency • A leading provider of Aftermarket support supplying hundreds of operating plants globally including every reactor in U.S. (94) and Canada (19), and majority in S. Korea 1 Commercial Grade Degradation 2 Represents cumulative potential value from U.S. nuclear reactors needing to undergo multi-year plant life extensions between now & 2050. Currently, 80% of fleet expected to pursue this process. Instrumentation and Control

LARGE REACTORS CONTINUE TO PLAY CRITICAL ROLE IN MEETING ENERGY DEMAND

Key Market Highlights

- Energy security, geopolitics, and carbon reduction driving renewed interest in large scale nuclear power plants
- Large scale reactors planned or in consideration: Poland, Bulgaria, Ukraine, Czech Republic, Canada, Netherlands, Romania, Slovenia, Sweden, Finland, and United Kingdom

CW Positioning

- **Strong incumbent position** on leading large light water reactors including AP1000 (US) and APR-1400 (Korean)
- AP1000 selected or broadly in-consideration; Opportunity to increase non-RCP content on AP1000 given strong relationship with Westinghouse

Illustrative AP1000 reactor new build timeline[1]

Westinghouse Receives Contract (Year 0) · First Nuclear Concrete (FNC) (Year 4) · Commercial Operation Date (COD) (Year 10)

Year -5 to Year 0	Year 1 – Year 2	Year 3 – Year 4	Year 5 – Year 9	Year 10
• Political strategy and engagement Project finance • Bidding process • Front end engineering study (FEED)	• Licensing • Early procurement • Site engineering	• Construction starts • Procure heavy equipment • First nuclear concrete	• Ongoing construction	Commercial operation date and grid connection

CW Production of Reactor Coolant Pumps


$1.5B+
Long-term opportunity in Europe[2]

Proposed Large Reactors Provide Potential for Significant Long-term Growth

CURTISS-WRIGHT

[1]Cameco Corporation 2023 Annual Report on Form 40-F

[2]Assumes 20-25 Gen III+ plants are built across Europe and Westinghouse has a 50%-win rate for AP1000 reactors

Investor Day 2024 71

SMALL MODULAR REACTORS TARGET COMMERCIAL OPERATION BY 2030

Key Market Highlights

- Major SMR developers backed by significant government support – U.S. and International
- Demand for clean reliable power extends beyond traditional grid electricity - includes process industries, data centers, and coal plant conversions
  - ~30% of U.S. coal plants scheduled to retire by 2035[1]

CW Positioning

- CW brand, unique capabilities, and extensive portfolio position us to broadly participate on all leading platforms
- Mid-2020s: Designing needed systems today, followed by Prototype and Testing
- Late 2020s: Transition from Development to Production for first-of-kind plants to drive accelerated growth

Designing critical systems for leading advanced reactor developers



Xe-100

X-energy



Natrium

TerraPower



AP300

Westinghouse



VOYGR

NUSCALE



BWRX-300

GE Hitachi



Rolls-Royce

Rolls-Royce SMR

$20M-$120M+
Potential per plant

Growth of SMRs Transformational to the Nuclear Industry

[1]Apr'24: U.S. Department of Energy report "Coal-to-Nuclear Transitions"

CURTISS-WRIGHT

Investor Day 2024 72

Investor Day 2024 ACCELERATE GROWTH THROUGH PARTNERSHIP AND INNOVATION 73 Leverage core positions to grow our international presence • Maintain and expand position on Gen III+ AP1000 and APR-1400 reactors • Capture content on French EPR II and create alternative source of supply in Eastern Europe • Expand geographic footprint through government relations and localization Expand portfolio to meet the evolving needs of our customers • Targeted investments to solve our existing customers most critical problems • Partner with complementary companies that lack strong channels into the industry • Acquire companies with unique capabilities and complementary products Leverage CW’s brand and capabilities to gain content on all leading SMRs • Utilize core technical expertise and decades of experience to develop first-of-kind solutions in support of advanced nuclear reactors • Expand capacity through workforce development, operational excellence, and capital expansion Leveraging Our Strong and Expanding Nuclear Presence to Execute Growth Initiatives

Investor Day 2024 CASE STUDY | WSC ACQUISITION Background April 2024: CW acquired WSC, Inc. 74 Strategic Highlights • A leading supplier of state-of-the-art power plant control room simulation technology • Supports the design, commissioning, and reliable operation of commercial nuclear power generation and process plants worldwide • Strong global installed base of over 225 plant simulators Outcomes • Simulation assisted engineering used in major plant upgrades and new plant designs provides additional opportunity for Curtiss-Wright’s broad suite of products to help solve our customers’ needs • Provides earlier visibility and influence into the design of leading small modular reactors, including WSC’s established positions with TerraPower, GE Hitachi and Holtec • Combination of WSC's solutions, including simulation and digital twin capabilities, with Curtiss-Wright's digital safety systems and advanced condition monitoring technology

Investor Day 2024 COMMERCIAL NUCLEAR KEY TAKEAWAYS 75 Clear path to capture tremendous future growth opportunity within Commercial Nuclear Power business 4 Recognized leading provider of highly engineered critical solutions for the most challenging customer needs 1 Strong global support for energy independence and carbon reduction driving strategic shift in focus to nuclear 2 Growing our core and extending globally to address current and future market needs through partnership and innovation 3

Investor Day 2024Investor Day 2 Long-Term Financial Outlook K. Christopher Farkas 76 VP & CHIEF FINANCIAL OFFICER

Investor Day 2024 4 1 2 3 Building upon strong core momentum, with significant upside optionality in Commercial Nuclear FINANCIAL KEY MESSAGES 77 Executing our Pivot to Growth strategy, driving record financial performance Leverage strong foundation in operational excellence and reinvesting into the business to deliver accelerated profitable organic growth Maintain disciplined and strategic capital allocation with M&A as an accelerator to drive profitable inorganic growth

PIVOT TO GROWTH STRATEGY DRIVES VALUE CREATION


$3B+
Backlog[1]
Commercial and Operational Excellence Drive Margin Expansion
Incremental Investments to Support Fastest Growth Vectors (R&D, Talent, Systems)
Higher Growth, Higher Margin Opportunities Drive Strengthened Pipeline
VALUE CREATION
Disciplined Capital Allocation
Cash Conversion
Strong Execution

Leveraging Strong and Growing Backlog to Further Compound Value Creation

[1]Backlog as of March 31, 2024

CURTISS-WRIGHT Investor Day 2024 78

Investor Day 2024 PIVOT TO GROWTH STRATEGY – 1ST THREE YEARS FINANCIAL PERFORMANCE (2020 - 2023) 79 $2,300 $2,468 $2,557 $2,845 2020 2021 2022 2023 16.3% 17.0% 17.3% 17.4% 2020 2021 2022 2023 $6.59 $7.34 $8.13 $9.38 2020 2021 2022 2023 $394 $347 $296 $413 $20 0 $21 0 $22 0 $23 0 $24 0 $25 0 $26 0 $27 0 $28 0 $29 0 $30 0 $31 0 $32 0 $33 0 $34 0 $35 0 $36 0 $37 0 $38 0 $39 0 $40 0 $41 0 $42 0 $43 0 2020 2021 2022 2023 ADJ. FREE CASH FLOW ($M)ADJ. DILUTED EPS ADJ. OPERATING MARGINADJ. NET SALES ($M) 108% Avg FCF Conversion ▪ Organic growth across all end markets ▪ Delivered margin expansion through commercial & operational excellence ▪ R&D investments outpace sales CAGR ▪ Overcame macro economic & supply chain headwinds ▪ Capital allocation accelerated financial performance ▪ Record breaking order book and backlog Highlights

Investor Day 2024 STOCK PRICE PERFORMANCE (2021 - 2023) May 2021 Jun 2021 Jul 2021 Aug 2021 Sep 2021 Oct 2021 Nov 2021 Dec 2021 Jan 2022 Feb 2022 Mar 2022 Apr 2022 May 2022 Jun 2022 Jul 2022 Aug 2022 Sep 2022 Oct 2022 Nov 2022 Dec 2022 Jan 2023 Feb 2023 Mar 2023 Apr 2023 May 2023 Jun 2023 Jul 2023 Aug 2023 Sep 2023 Oct 2023 Nov 2023 Dec 2023 CW S&P 500 S&P 400 MID Peer Average Nasdaq DJIA 80 Driven by the Pivot to Growth Strategy, We Continue to Build Momentum! S&P400 +2.7% S&P500 +13.7% CW +78.2% Peer Avg. +22.2% Nasdaq +9.3% DJIA +9.8% Indexed Price Performance As of 12/31/23 Note: Peer Average refers to Curtiss-Wright’s peer group as reported in our 2024 Proxy

Investor Day 2024 • Highly engaged culture with a strong financial acumen • Remain focused on pricing, cost containment and execution • Resilience and agility in our most economically sensitive businesses • Continuous optimization of the portfolio • Addressing the greatest challenges of growth ꟷ Talent management ꟷ Supply chain efficiency ꟷ Coordination and business intelligence • Driving efficiency in cash management & tax optimization COMMERCIAL AND OPERATIONAL EXCELLENCE AT OUR CORE 81 Strong Foundation Drives Margin Expansion and Powers our Investment Strategy 800 bps Margin expansion over the past 10 years (Expansion in 9 of the Past 10 Years)

Investor Day 2024 CASE STUDY | TAX OPTIMIZATION Background Management Incentive Plan drives additional focus to enhance value “below the line” through balance sheet efficiency and continued tax optimization 82 Initiatives • Undergoing legal entity consolidations both domestic and abroad • Opportunity to revamp our existing international holding company structure • Consolidate majority of controlled foreign corporations under new structure Outcomes ✓ Efficient cash repatriation ✓ Simplified tax compliance and local statutory reporting ✓ Compliance with Global Tax Harmonization (OECD Pillar II) ✓ Benefit to Effective Tax Rate and Free Cash Flow

HIGHLY EFFICIENT AND DISCIPLINED CAPITAL ALLOCATION FRAMEWORK

Historical Use of Cash Flow from Operations (2021 – 2023)

~$0.5B Returns to Shareholders	~$0.4B Operational Investments	~$0.3B Acquisitions
~$450M Buybacks (Avg. $150M+/yr.) ~$88M Dividends (Avg. ~$30M/yr.)	CapEx, Debt Repayment, Investments in SMRs	3 Deals 1 A&D and 2 Commercial
42%	33%	25%

=

$1.2B
Operating Cash Flow
Generated and Deployed

Efficient Capital Deployment

~$1.1B Free Cash Flow



- ✓ Acquisitions (market focus – A&D, Commercial Nuclear)
- ✓ Executed Record Level of Buybacks (@ >50% discount to current share price)
- ✓ Paid down $300M in maturities on Senior Notes
- ✓ Steadily Increased Dividend in alignment with Revenue Growth

Challenging Economic Backdrop Requires the Highly Efficient Use of Capital

CURTISS-WRIGHT
Investor Day 2024 83

Investor Day 2024 STRONG AND FLEXIBLE BALANCE SHEET PROVIDES AMPLE CAPACITY FOR GROWTH Thoughtfully Scheduled Debt Maturities 84 Consistently Deploying Capital in the Most Efficient Ways 1 As of March 31, 2024 Cash & Cash Equivalents Total Debt Weighted-average Interest Rate: 3.8% Revolver +$250M Accordion Feature Opportunity Range 2.0x – 3.0x Leverage Ratio - Adjusted Net Debt / EBITDA: $338M $1.05B $750M (Undrawn) 1.1x Cash and Debt Levels1 ✓Fully Funded Pension Plan (no contributions made since ‘20 and none anticipated) ꟷ Implemented an Effective Glide Path Strategy to preserve Free Cash Flow $90M $200M $750M $158M $150M $450M $250M 2024 2025 2026 2027 2028 2030 2031 2032+ Undrawn Revolver Accordion Feature

Investor Day 2024 Maintain Efficient Capital Structure M&A as a Strategic Accelerator to Organic Growth with Strong Pipeline Operational Investments with the Highest Return Ensure Consistent Returns to Shareholders Drive Strong Free Cash Flow Generation MAINTAIN DISCIPLINED CAPITAL ALLOCATION STRATEGY 85 Financial Filters Strong Financial Oversight to Mitigate Risk and Drive Long-term Profitable Growth Capital Allocation Priorities • Adjusted EPS Accretive in Year 1 • Supports Corporate-wide Top Quartile Performance • Operating Income Growth > Revenue Growth • Long-term Sustainable Organic Growth • FCF Conversion > 100% (Average) • ROIC > Cost of Capital by Year 3

SUCCESSFUL M&A TRACK RECORD

STRATEGIC FILTERS

	PacStar	ESCO Arresting Systems Business	Keronite	WSC Innovative Simulation Solutions
Acquisition Close	November 2020	June 2022	November 2022	April 2024
Annual Sales Added[1]	$120M	$70M	$9M	$15M
High Barriers to Entry	✓	✓	✓	✓
Unique, High-Value IP	✓	✓	✓	✓
Clear Synergies, Leverages CW's Operational Excellence	✓	✓	✓	✓
Operations and Supply Chain Alignment	✓	✓	✓	✓
Market, Customer, Product Alignment	✓	✓	✓ (Continued Opportunity)	✓
Aligns to Financial Targets	✓	✓	✓ (Continued Opportunity)	N/A
Acquisition Impact / Market Capabilities	• Increased breadth of embedded computing portfolio; proprietary software • Ability to cross-sell: CW (intra-platform) + PacStar (inter-platform)	• Increases breadth of global defense portfolio • Establishes CW as leading global supplier of fixed-wing aircraft recovery and arresting systems	• Increases breadth of surface treatment services portfolio with unique and complementary coatings technology	• Increases breadth of advanced commercial nuclear technologies utilized in modernization of existing and new power plants

✓ Meets Expectations ✓ Continued Opportunity

[1] As disclosed at time of acquisition

CURTISS-WRIGHT Investor Day 2024 86

Investor Day 2024 GENERATING STRONG RETURNS ON OUR INVESTMENTS 87 Investment Returns Outpace the Rising Cost of Capital 1 Return on invested capital is equal to net operating profit after-tax over two-year average net debt plus equity, shown on a Reported basis 2 Cost of capital is based on mid-point consensus from our lead bank group. 8.5% 8.8% 10.1% 10.5% 2020 2021 2022 2023 Cost of Capital ROIC Return on Invested Capital1 Expanded ROIC by 300+ bps over the past 3 years, while selectively…. • Increasing R&D spend > Sales growth • Integrating acquisitions and overcoming initial M&A hurdles • Investing in CapEx & Systems to balance growth, efficiency, and agility 10.6% 11.3% 12.5% 9.2% 2

Investor Day 2024 REITERATING 2024 FINANCIAL OUTLOOK 88 Guidance1 Commentary 5% - 7% Sales growth • MSD+ organic growth, with increases in all end markets 5% - 8% Operating Income growth • Favorable absorption offset by increased R&D investments Targeting Operating Margin expansion • Expect 17.4% - 17.6%, flat to up 20 basis points • Growing engineering spend (~40 - 50 bps headwind) 8% - 11% EPS growth • OI growth + balance sheet efficiency $415 - $435M FCF, up 0% - 5% • Up 5% - 10%, excluding final CAP1000 cash payment in 2023 Growing order book and strong backlog • Record backlog, Q1 book to bill 1.26x – building momentum 1 As of May 1, 2024

NEW 3-YEAR TARGETS (2024 – 2026)

>5% Organic Revenue CAGR	Operating Income Growth > Revenue Growth	Top Quartile Margin Performance	>10% EPS CAGR	>105% FCF Conversion
+ Elevated global threat environment + Proliferation of electronics & electrification + Energy independence & decarbonization + Record Boeing & Airbus Backlog + New Product Development – Macro headwinds	+ Volume absorption + Op excellence + Comm'l excellence – Investments in R&D, talent & systems	• Short-term balance with long-term health	• EPS Growth > OI Growth • Maintain disciplined capital deployment	• Return to target CapEx spend @ ~2% of sales • Efficient Working Capital Management • >$1.3B in Free Cash Flow Generation

Accelerating the Pace of Core Organic Growth; AP1000 Excluded from Targets and Provides Incremental Upside

CURTISS-WRIGHT
Investor Day 2024 89

LONG-TERM REVENUE GROWTH ASSUMPTIONS (2024 – 2026)

Aerospace Defense	Ground Defense	Naval Defense	Commercial Aerospace	Power & Process	General Industrial
MSD	**HSD**	**MSD**	**HSD**	Nuclear: **LDD** Process: **MSD**	**LSD**

Key Drivers Enabling Market Outperformance

Aerospace Defense
- MOSA
- Lifecycle Mgmt.
- Safety-critical Flight Applications
- FMS[1] accelerant to DoD spending

Ground Defense
- Tactical Comms
- Modernization
- FMS accelerant to DoD spending

Naval Defense
- Columbia Submarine Production
- Aftermarket: Fleet & RCOH
- SSN(X) Development
- FMS, incl Aircraft Handling

Commercial Aerospace
- Record backlog
- EM Actuation
- Electrification

Power & Process

Nuclear:
- Aftermarket / PLEX
- SMRs
- EXCLUDES AP1000

Process:
- Subsea Pumps

General Industrial
- Industrial Vehicles
- Power Distribution Electronics
- Electrification

Aerospace & Defense: ~68% | **Commercial: ~32%**

>5% Organic CAGR to be Supplemented through High-Quality Acquisitions

[1] FMS represents direct sales to foreign customers

CURTISS-WRIGHT Investor Day 2024 90

Investor Day 2024 Known AP1000 Opportunity Today1: • 12+ plants 48+ pumps (4/plant) = $1.5B+ in Europe • Each plant $110M+ over 5-year production cycle 91 The Art of the Possible 2X Annual Commercial Nuclear Revenue by end of 20282 $1.5B+ Commercial Nuclear Upside Op ionality, on Top of a Strong Core in Annual Commercial Nuclear Revenue by middle of next decade Poland & Bulgaria in production SMR development & prototypes shift to production >15 plants undergoing multi-year upgrades Steady state production supporting Europe Orders reach 10-20 plants/yr >30 plants undergoing multi-year upgrades PLEX Key Assumptions AP1000 SMR 1Assumes 20-25 Gen III+ plants are built across Europe and Westinghouse has a 50%-win rate 2Base CW Commercial Nuclear Market Sales (2023) = $287M BEYOND THE NEXT THREE YEARS The Art of the Possible

Investor Day 2024 KEY TAKEAWAYS 92 4 1 2 3 Building upon strong core momentum, with significant upside optionality in Commercial Nuclear Maintain disciplined and strategic capital allocation with M&A as an accelerator to drive profitable inorganic growth Executing our Pivot to Growth strategy, driving record financial performance Leverage strong foundation in operational excellence and reinvesting into the business to deliver accelerated profitable organic growth

Investor Day 2024Investor Day 2 Closing Remarks LYNN BAMFORD 93 Chair & Chief Executive Officer

Investor Day 2024 Driving strong financial performance including cash generation to enable disciplined capital allocation 4 WHY INVEST WITH US 94 Building momentum as we execute our Pivot to Growth strategy1 Advancing key enablers with the right talent, systems, and infrastructure to support organic growth 2 Investing in and delivering advanced technologies in attractive end markets 3

Investor Day 2024Investor Day 2 Break 95

Investor Day 2024Investor Day 2 Q&A 96

Investor Day 2024Investor Day 2 APPENDIX 97

Investor Day 2024 NON-GAAP FINANCIAL INFORMATION 98 The Corporation supplements its financial information determined under U.S. generally accepted accounting principles (GAAP) with certain non-GAAP financial information. Curtiss-Wright believes that these Adjusted (non-GAAP) measures provide investors with improved transparency in order to better measure Curtiss-Wright’s ongoing operating and financial performance and better comparisons of our key financial metrics to our peers. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. Curtiss-Wright encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished within the Company’s earnings press release. The following definitions are provided: Adjusted Sales, Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share (EPS) These Adjusted financials are defined as Reported Sales, Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share under GAAP excluding: (i) the impact of first year purchase accounting costs associated with acquisitions in the prior year, specifically one-time inventory step-up, backlog amortization, deferred revenue adjustments and transaction costs; (ii) the sale or divestiture of a business or product line; (iii) one-time transition and IT security costs associated with the relocation of our Steam & Air Solutions business; (iv) the non-cash impairment of capitalized development costs related to a commercial aerospace program; (v) restructuring expenses associated with the Corporation’s FY20 restructuring plan; (vi) pension settlement charges; and (vii) significant legal settlements, impairment costs, and costs associated with shareholder activism, as applicable. Organic Sales and Organic Operating Income The Corporation discloses organic sales and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance. Organic sales and organic operating income are defined as sales and operating income, excluding contributions from acquisitions made during the last twelve months, loss on divestiture of the German valves business, and foreign currency fluctuations. Free Cash Flow (FCF) and Free Cash Flow Conversion The Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as net cash provided by operating activities less capital expenditures. Adjusted free cash flow excludes: (i) payments associated with the Westinghouse legal settlement in both 2022 and 2023; (ii) executive pension payments in 2022; (iii) voluntary contributions to the Company’s corporate defined benefit pension plan in 2020; (iv) the cash impact from restructuring in 2020; and (v) a capital investment in a state-of-the- art naval facility in 2020. The Corporation discloses adjusted free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as adjusted free cash flow divided by adjusted net earnings. EBITDA The Corporation discloses EBITDA because it is useful in evaluating the Company’s operating performance. EBITDA is defined as net earnings before interest, income taxes, depreciation, and amortization. Leverage Ratios Adjusted Net Debt defined as Adjusted Debt less Cash and cash equivalents. Adjusted Net Debt / EBITDA defined as Adjusted Net Debt divided by LTM EBITDA.

Investor Day 2024 NON-GAAP RECONCILIATIONS 99 ADJUSTED SALES1 ADJUSTED DILUTED EARNINGS PER SHARE1 ADJUSTED OPERATING MARGIN1 ADJUSTED FREE CASH FLOW 1The adjusted amounts in 2020 and 2021 do not reflect the immaterial restatement described in the Company's Q3 2023 Form 10-Q filed with the SEC on November 2, 2023.

Investor Day 2024 NON-GAAP RECONCILIATION – 2023 vs. 2024 (ADJUSTED) 100

Investor Day 2024 ACRONYMS AND DEFINITIONS • APNT: Assured Positioning, Navigation and Timing • AUKUS: Trilateral security partnership between Australia, U.K., and U.S. • C5ISR: Command, Control, Communication, Computers, Cyber, Intelligence, Surveillance and Reconnaissance • CMOSS: C5ISR/EW Modular Open Suite of Standards • CRD: Control Rod Drive • DISA: Defense Information Systems Agency • DoD: Department of Defense • FMS: Foreign Military Sales • FTI: Flight Test Instrumentation • HALEU: High-Assay Low-Enriched Uranium • Hypersonics: Weapons travel more than 5x the speed of sound – Mach 5 • JADC2: Joint All-Domain Command and Control • MOSA: Modular Open Systems Approach 101 • MR&O: Maintenance, Repair, and Overhaul • NDE: Non-Destructive Evaluation • NEI: Nuclear Energy Institute • NRC: Nuclear Regulatory Commission • OGP: Operational Growth Platform • PEO C3T: Program Executive Office for Command, Control and Communications-Tactical • QRIP: Quick Reaction Instrumentation Package • RCOH: Refueling and Complex Overhaul • RCP: Reactor Coolant Pump • SMR: Small Modular Reactor • SOSA: Sensor Open Systems Architecture • SSN(X): Next-generation attack submarine program • TLCM: Total Life Cycle Management

Investor Day 2024Investor Day 2 SPEAKER BIOS 102

Investor Day 2024 LYNN BAMFORD 103 CHAIR & CHIEF EXECUTIVE OFFICER Lynn M. Bamford assumed the role of President and Chief Executive Officer of Curtiss-Wright Corporation on January 1, 2021, and was named a member of the Board. She assumed the role of Chair of the Board of Directors in May 2022. Previously, she served as President of the Defense and Power Segments since January 2020, where she maintained overall responsibility for the segments' strategic goals, technology development, global operations and financial performance. She was previously Senior Vice President and General Manager of the Defense Solutions division from 2013 through 2019. During her tenure at Curtiss-Wright, she successfully led the Company through nine acquisitions to enhance the global product portfolio. Ms. Bamford joined Curtiss-Wright in 2004 with its acquisition of Dy4, a leading provider of Commercial Off-The- Shelf (COTS) embedded computing solutions, where she held several engineering and leadership positions. Shortly after the acquisition, she assumed the position of Vice President, Product Development and Marketing for Curtiss- Wright’s former Controls segment, and ascended to Vice President and General Manager of the Company’s Embedded Computing business, before being named to lead the Defense Solutions division in 2013. She has more than 30 years of operational experience across the defense, aerospace and commercial industries. Ms. Bamford holds a Bachelor of Science Degree in Electrical Engineering from Penn State University and a Master of Science Degree in Electrical Engineering from George Mason University.

Investor Day 2024 K. CHRISTOPHER FARKAS 104 VICE PRESIDENT & CHIEF FINANCIAL OFFICER K. Christopher (Chris) Farkas was named Vice President and Chief Financial Officer of Curtiss-Wright Corporation in 2020. Prior to assuming his current responsibilities, he was named Vice President of Finance of Curtiss-Wright Corporation in December 2017, and previously held the positions of Vice President and Corporate Controller since 2014, and also has served as Assistant Corporate Controller since May 2009. Prior to joining Curtiss-Wright, he spent more than 17 years in financial, technical and operational roles of increasing responsibility within Fortune 50/250 industrial companies including United Technologies Corporation and Parker Hannifin. Mr. Farkas possesses an MBA and an EMBA from two internationally ranked business schools. He holds Master of Business Administration Degree from Purdue University, Krannert School of Management and an EMBA from the ESCP Europe (European School of Management). In addition, he has a Bachelor of Science Degree in Accounting from Central Connecticut State University. He is a CPA and is a Member of the American Institute of Certified Public Accountants (AICPA).

Investor Day 2024 KEVIN RAYMENT 105 VICE PRESIDENT & CHIEF OPERATING OFFICER Kevin M. Rayment was named Vice President and Chief Operating Officer of Curtiss-Wright Corporation in 2021. Prior to assuming his current responsibilities, he was named President of the Commercial / Industrial Segment in January 2020. Mr. Rayment has more than 30 years of experience across the commercial, general industrial, aerospace, nuclear and defense industries. He joined Curtiss-Wright’s UK-based Penny & Giles business in 2004, which Curtiss-Wright had acquired in 2002, and initially held the position of Technical and Sales Director, before becoming Managing Director, Integrating Sensing, within the Company’s former Controls segment. He later ascended to Vice President and General Manager of the Company’s Avionics & Industrial business before he was named to lead the Industrial division in 2013. In this position, he had overall responsibility for the division’s strategic goals, new product development, global operations and financial performance, and enhanced the global product portfolio with the integration of 6 acquisitions. Previously, he held engineering, marketing and sales positions with various aerospace and industrial companies. Mr. Rayment holds a BEng (Hons) Electrical & Electronics Engineering Degree from Portsmouth University and a Master of Business Administration Degree from Bournemouth University.

Investor Day 2024 JEFF TROUTNER 106 SENIOR GENERAL MANAGER Jeff Troutner was named Senior General Manager of the Sensors Division in 2019. Prior to his current role, he spent 9 years in the Nuclear Division holding various positions, beginning with Sales Director for the QualTech NP business unit, followed by General Manager of the QualTech NP business, and lastly as the VP of sales and Marketing of the Nuclear Division from 2015 to 2019. Prior to joining Curtiss-Wright, he held positions as a civil engineering consultant working in Airport design, and as an applications engineer and sales manager in the control valve industry focusing on safety related products for the commercial nuclear power industry. Mr. Troutner holds a BS Civil Engineering and Master of Business Administration Degree from the University of Iowa.

Investor Day 2024 BRIAN PERRY 107 SENIOR VP, GENERAL MANAGER Brian Perry was named Senior Vice President and General Manager of the Defense Solutions Division in 2023. Prior to joining Curtiss-Wright, he held various senior leadership roles during a 15-year tenure at Mercury Systems, and most recently led their sensor processing business across the C3I and C5ISR markets. He drove the growth and program excellence of the sensor processing business, both organically and through several acquisitions. Mr. Perry has more than 30 years experience across the Aerospace & Defense electronics industries, including leadership and technology roles with Suntron Corporation, Trilogic Systems, Lockheed Martin and General Electric Aerospace. Mr. Perry holds a bachelor’s degree in aeronautical engineering from Worcester Polytechnic Institute, an MS in Controls Engineering at the Massachusetts Institute of Technology, and an MBA in Management of Technology from the McCallum Graduate School of Business at Bentley University. He is also a graduate of the Harvard Business School Advanced Management Program.

Investor Day 2024 DAVID MICHA 108 SENIOR VP, GENERAL MANAGER David (Dave) Micha was named Senior Vice President and General Manager of the Electro-Mechanical Systems (EMS) Division in 2023. Prior to joining Curtiss-Wright, he served as President of Intelsat Government Solutions, the largest supplier of Commercial Satellite Communications for the DoD, since February 2021, where he was responsible for the Annual Operating Plan, strategy, business development, M&A and engineering. Prior to Intelsat, he spent over three decades at L3Harris, including legacy companies L3 and Lockheed Martin. Mr. Micha’s experience includes various leadership roles as COO for the Integrated Mission Systems (IMS) Segment, Sector President for L3 Technologies Space and Sector President for Advanced Communications. He also led the L3 Maritime Sector and was previously Director of Product Management for L3’s Data Storage and ISR business. Mr. Micha received his bachelor’s degree from S.U.N.Y. Fredonia in 1983 in Business Administration and graduated from the Wharton Executive Leadership program in 2010. He currently holds a TS/SCI Clearance. He is a member of Air Force Association, AUSA, NDIA, Navy League, and Satellite Industry Group. He has previously served on the Board of Directors of Coopers Ferry Partnership, Rowan RCA Museum, and the Rutgers School of Business Deans Leadership Council.

Investor Day 2024 KURT MITCHELL 109 SENIOR VP, GENERAL MANAGER Kurt Mitchell was named Senior Vice President and General Manager of the Nuclear Division in 2018 and subsequently appointed as the General Manager of the Valves Division in 2022. In these roles, Mr. Mitchell is responsible for driving long-term strategy, business growth, operational excellence, safety, quality, and financial performance. Mr. Mitchell has 37 years’ experience in the commercial nuclear power industry. From 2014 to 2018, he served as the Vice President of Operations Nuclear Division. From 2010 to 2014, he served as the General Manager of QualTech NP, a provider of Environmental Qualification and Commercial Grade Dedication. From 1994 to 2010, he served in various technical and leadership positions at Scientech, where his co-leadership helped to transition the business from private ownership to acquisition by Curtiss-Wright. Mr. Mitchell earned his Master of Business Administration Degree from the University of the Loyola in 1992 and Bachelor of Science degree in Computer Science from the University of Maryland, Baltimore County (UMBC) in 1985.

Investor Day 2024 JAMES RYAN 110 VICE PRESIDENT, INVESTOR RELATIONS James (Jim) Ryan was named Vice President, Investor Relations in 2022. Mr. Ryan leads the Company’s investor relations efforts. Prior to assuming his current responsibilities, he was named Senior Director, Investor Relations in 2016, and previously held the position of Director, Investor Relations since 2011. Prior to joining Curtiss-Wright, Mr. Ryan held a variety of corporate investor relations and public relations roles at Wyndham Worldwide and DRS Technologies. Earlier in his career, he worked in capital markets intelligence for Thomson Financial and The Carson Group. Mr. Ryan holds a B.S. degree in Chemical Engineering from Lehigh University and an MBA in Finance and Accounting from Fordham University. He has also been a member of the National Investor Relations Institute (NIRI) Charlotte chapter board since 2016.